UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2013

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

8510 Colonnade Center Drive, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 7, 2013, Salix Pharmaceuticals, Ltd. (the “Company”) and Santarus, Inc. (“Santarus”), among others, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company and one of its indirect wholly owned subsidiaries agreed to conduct a cash tender offer to purchase all of the issued and outstanding shares of Santarus common stock for $32.00 per share in cash (the “Offer”). Following successful completion of the Offer, the Company will acquire all of the remaining shares of Santarus common stock at the same price per share paid in the Offer through the merger (the “Merger”) of a subsidiary of the Company with and into Santarus, with the result that Santarus will become a wholly owned indirect subsidiary of the Company. The consummation of the Offer is subject to various conditions, including a minimum tender of at least a majority of the outstanding shares of Santarus common stock on a fully diluted basis, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions. The material terms of the Merger Agreement are disclosed along with other information relating to the transaction in the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2013.

The Company is furnishing this Current Report on Form 8-K in order to provide investors with (1) certain unaudited pro forma condensed combined financial information giving effect to the Company’s pending acquisition of Santarus and the financing related thereto, (2) an investor presentation, dated December 2, 2013, regarding the pending acquisition of Santarus, and (3) a discussion of government regulation affecting the Company’s business, which is intended to update and supersede the discussion appearing under the heading “Government Regulation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The information set forth under “Item 7.01 Regulation FD Disclosure” and in the attached exhibits is intended to be furnished pursuant to Item 7.01. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by Salix as to the materiality of such information.

The unaudited pro forma condensed combined financial information is for informational purposes only, should be reviewed in its entirety and is subject to the assumptions, qualifications and adjustment as described therein.

Cautionary Statement Regarding Forward-Looking Statements

Please note that this report, including the exhibits attached hereto, contains statements that are not historical facts are or might constitute projections and other forward-looking statements regarding future events. Forward-looking statements include matters relating to the Company’s acquisition of Santarus and the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources, other financial and operating information and peak revenue potential. Words such as “will,” “believes,” “intends,” “anticipates,” “plans,” “projects,” “estimates,” “potential,” “expects” and similar expressions (including the negatives thereof) are intended to identify these statements. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, our expectations might not be attained. Forward-looking statements are just predictions and are subject to known and unknown risks and uncertainties that could cause actual events or results to differ materially from expected results. Factors that could cause actual events or results to differ materially from those described herein or in the attached exhibits include, among others: uncertainties as to the ability to successfully complete the proposed transaction in accordance with its terms and in accordance with the expected schedule; the possibility that competing offers will be made; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including the tender of at least a majority of the outstanding shares of Santarus common stock or that a governmental entity may prohibit or refuse to grant any approval required for the consummation of the proposed transaction; risks associated with the proposed debt financing, including that it not close or that its terms are unfavorable; the unpredictability of the duration and results of regulatory review of New Drug Applications (“NDAs”) and Investigational NDAs; generic and other competition in an increasingly global industry; litigation and the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties in an increasingly global industry; the cost, timing and results of clinical trials and other development activities involving pharmaceutical products; post-marketing approval regulation, including the ongoing Department of Justice investigation of the Company’s marketing practices; market acceptance for approved products; revenue recognition and other critical accounting policies; the need to acquire new products; general economic and business conditions; and other risks detailed in each of our and Santarus’ prior public periodic filings with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements included herein or in the attached exhibits, which speak only as of the date hereof. We do not undertake to update any of these statements in light of new information or future events, except as required by law.

About the Tender Offer

The tender offer for the outstanding common stock of Santarus has not yet commenced. The foregoing is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, the Company and its indirect wholly owned subsidiary, Willow Acquisition Sub Corporation, will file a tender offer statement on Schedule TO with the SEC, and Santarus will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. The tender offer to purchase shares of Santarus’ common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement, as each may be amended from time to time, will contain important information that should be read carefully by Santarus’ stockholders before any decision is made with respect to the tender offer. These materials will be sent free of charge to all of Santarus’ stockholders when available. All stockholders of Santarus may obtain a free copy of the tender offer statement and the solicitation/recommendation statement (when available) on the SEC’s website: www.sec.gov or by directing such requests to the Information Agent for the tender offer, which will be named in the tender offer statement. Copies of Santarus’ filings with the SEC may be obtained free of charge at the “Investors” section of Santarus’ website at www.santarus.com.

SANTARUS’ STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

99.2	Investor Presentation dated December 2, 2013.

99.3	Government Regulation Update.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: December 2, 2013

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

99.2	Investor Presentation dated December 2, 2013.

99.3	Government Regulation Update.